EXHIBIT 10.2



              FIRST AMENDMENT, dated as of October 18, 1996, to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 11, 1996 (the "Credit Agreement"), among TOMMY HILFIGER U.S.A., INC., a Delaware corporation ("THUSA"), TOMMY HILFIGER RETAIL, INC., a Delaware corporation ("Retail"; THUSA and Retail individually, a "Borrower" and collectively, the "Borrowers"), TOMMY HILFIGER CORPORATION, a British Virgin Islands corporation ("THC"), TOMMY HILFIGER (EASTERN HEMISPHERE) LIMITED, a British Virgin Islands corporation ("THEH"), TOMMY HILFIGER (HK) LIMITED, a Hong Kong corporation ("THHK"), TOMMY HILFIGER LICENSING, INC. a Delaware corporation ("THL") and TOMMY HILFIGER FLAGSHIP STORES, INC., a Delaware corporation (formerly known as Tommy Hilfiger Womenswear, Inc.)("THFS"); (THC, THEH, THHK, THL and THFS individually, a "Guarantor" and collectively, the "Guarantors"), the several Lenders parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK (formerly Chemical Bank) as administrative agent (in such capacity, the "Agent") for the Lenders.

                                W I T N E S S E T H

              WHEREAS, THUSA, Retail and each Guarantor have requested that Subsection 6.3 of the Credit Agreement be amended and the Agent and the Lenders are willing to amend Subsection 6.3 of the Credit Agreement;

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, THUSA, Retail, each Guarantor, the Agent and each Lender hereby agree that the Credit Agreement is hereby amended as follows:

              1. Definitions. Except as otherwise stated herein, capitalized terms defined in the Credit Agreement and used herein without definition shall have the respective meanings assigned to them in the Credit Agreement.

              2. Amendment to Subsection 6.3 of the Credit Agreement. Subsection 6.3 of the Credit Agreement is hereby amended by deleting the portion of such Subsection beginning with the word "except" through the end of such Subsection and substituting the following for such portion, to read in its entirety as follows:

              "except (a) guarantees by indorsement of instruments for deposit or collection in the ordinary course of business,
              (b) guarantees by THUSA of the obligations of Retail under leases of real property entered into by Retail in connection with the operation of retail stores and outlet stores, (c) guarantees by THC of obligations of THUSA or Retail, (d) guarantees by a Guarantor (other than a Subsidiary of a Borrower) of the obligations of another Guarantor or a subsidiary of the Unrestricted Subsidiary; provided, further, that such guarantees by THC shall not exceed in the aggregate at any one time outstanding the principal amount of $20,000,000 provided that, with respect to any lease obligation, the principal amount of such obligation shall be deemed to be the then current annual rent payment and (e) guarantees of the Obligations."

              3. Conditions of Effectiveness. This First Amendment shall become effective, as of the date hereof, when the Agent shall have received counterparts of this First Amendment executed each Borrower, each Guarantor and the Majority Lenders.







              4. Representations and Warranties. To induce the Lenders to enter into this First Amendment, each Borrower and each Guarantor hereby represents and warrants that:

                   (a) It has the power, authority and legal right to make
              and deliver this First Amendment and to perform its obligations under the Credit Agreement, as amended by this First Amendment, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

                   (b) The making and delivery of this First Amendment,
              and the performance of the Credit Agreement, as amended by this First Amendment, do not violate any provision of law or any regulation applicable to it, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its property may be bound or affected. The Credit Agreement, as amended by this First Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                   (c) The representations and warranties made by it in
              the Credit Agreement are true and correct on and as of the date on which this First Amendment becomes effective after giving effect hereto.

                   (d) No Default or Event of Default has occurred and is
              continuing under the Credit Agreement on and as of the date on which this First Amendment becomes effective.

              5. Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effective date of this First Amendment each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any Note or any other Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as specifically amended hereby, the Credit Agreement and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

              (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

              6. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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              7. Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New
         York.

              IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       TOMMY HILFIGER U.S.A., INC.


                                       By:    /s/ Joel Horowitz
                                            Name: Joel Horowitz
                                            Title: Chief Executive Officer


                                       TOMMY HILFIGER RETAIL, INC.


                                       By:    /s/ Joel Horowitz
                                            Name: Joel Horowitz
                                            Title: President


                                       TOMMY HILFIGER CORPORATION


                                       By:    /s/ Joel Horowitz
                                            Name: Joel Horowitz
                                            Title: President












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                                       TOMMY HILFIGER (EASTERN
                                       HEMISPHERE) LIMITED


                                       By:    /s/ Steven R. Gursky
                                            Name: Steven R. Gursky
                                            Title: Assistant Secretary


                                       TOMMY HILFIGER (HK) LIMITED


                                       By:    /s/ Steven R. Gursky
                                            Name: Steven R. Gursky
                                            Title: Assistant Secretary


                                       TOMMY HILFIGER LICENSING, INC.


                                       By:    /s/ Steven R. Gursky
                                            Name: Steven R. Gursky
                                            Title: Secretary


                                       TOMMY HILFIGER FLAGSHIP STORES,
                                       INC. (f/k/a Tommy Hilfiger
                                       Womenswear, Inc.)


                                       By:    /s/ Steven R. Gursky
                                            Name: Steven R. Gursky
                                            Title: Secretary










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                                       THE CHASE MANHATTAN BANK
                                       (formerly Chemical Bank),
                                       individually and as Agent


                                       By:     /s/ Paul Phelan
                                            Paul Phelan
                                            Vice President


                                       BANK OF NEW YORK


                                       By:     /s/ George Glasser
                                            Name: George Glasser
                                            Title: VP


                                       FLEET BANK, N.A.
                                       (formerly NatWest Bank N.A.)


                                       By:     /s/ Catherine B. Lawrence
                                            Name: Catherine B. Lawrence
                                            Title: Vice President


                                       ISRAEL DISCOUNT BANK OF NEW YORK


                                       By:     /s/ Lissa Baum
                                            Name: Lissa Baum
                                            Title: S.V.P.


                                       By:     /s/ Antonia Brocato
                                            Name: Antonia Brocato
                                            Title: A.V.P.


                                       CENTURY BUSINESS CREDIT CORPORATION


                                       By:     /s/ Andrew H. Tananbaum
                                            Name: Andrew H. Tananbaum
                                            Title: President


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